UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2023

Alight, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Overlook Point
Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 737-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Effective January 1, 2023, the Company realigned its three reportable segments, formerly known as Employer Solutions, Professional Services and Hosted into two reportable segments, Employer Solutions and Professional Services. There is no change in composition among the Employer Solutions and Professional Services segments and the former Hosted business revenues and gross margin are reported in Other as the business is no longer core to the Company’s operations.

Additionally, the Company changed its measure of segment profit and loss that is reported to the chief operating decision maker for purposes of making decisions about allocating resources to the Company’s segments and assessing business performance.

Prior to January 1, 2023, the Company reported its measure of segment profit as earnings before interest, taxes, depreciation and intangible amortization adjusted for the impact of certain non-cash and other items that the Company does not consider in the evaluation of ongoing operational performance. Effective January 1, 2023, the Company's measure of segment profit is gross profit, which is defined as Revenue less Cost of services.

For informational purposes only, to assist in understanding these unaudited changes, Exhibit 99.1 to this Current Report on Form 8-K presents retrospectively segment gross profit for each quarter of fiscal year 2022 and for the years ended December 31, 2022 and 2021. The changes to the Company's segment reporting will be reflected in the financial statements reported in the Quarterly Report on Form 10-Q to be filed on or about May 9, 2023.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Recast Segment Information for the quarters of fiscal 2022 and for the years ended December 31, 2022 and 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alight, Inc.

Date:	April 20, 2023	By:	/s/ Katie J. Rooney
Katie J. Rooney, Chief Financial Officer